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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  June 30,  2000


                          CAPSULE COMMUNICATIONS, INC
                ---------------------------------------------
                (Exact name of issuer as specified in charter)


         Delaware                     0-22944               23-3055962
(State or Other Jurisdiction        (Commission         (I.R.S. Employer
       of Incorporation)            File Number)       Identification No.)

                              2 Greenwood Square
                          3331 Street Road, Suite 275
                         Bensalem, Pennsylvania 19020
                   (Address of principal executive offices)

                                (215) 633-9400
             (Registrant's telephone number, including area code)
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ITEM 5.   OTHER EVENTS
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     On June 30, 2000, Capsule Communications, Inc. (the "Company") entered into an amendment of a previously authorized investment agreement with Gold & Appel Transfer, S.A. ("G&A"), an affiliate of Walt Anderson who is a member of the Company's Board of Directors, and the Foundation for the International Non-governmental Development of Space ("FINDS" and, together with G&A, the "Investors") whereby the Investors jointly and severally agreed to purchase from the Company shares of the Company's common stock ("Common Stock") for an aggregate purchase price of $3.0 million pursuant to a modified installment payment schedule ("Amendment No. 1").

     As set forth in Amendment No. 1, on or before each of July 10, 2000, July 31, 2000, August 15, 2000, September 15, 2000, and September 29, 2000, the
Investors will wire to the Company the aggregate sum of $300,000, and in exchange therefor the Company will issue to the Investors, in such proportions as the Investors may specify, a number of shares of Common Stock equal to the quotient (rounded so as to avoid fractional shares) that results from dividing $300,000 by the higher of (i) the 30-trading day average closing sale price of the Common Stock for the period ending at the close of business on the day prior
to each investment and (ii) $1.25.   In addition, on or before each of October
31, 2000, November 30, 2000, and December 29, 2000, the Investors will wire to the Company the aggregate sum of $500,000, and in exchange therefor the Company will issue to the Investors, in such proportions as the Investors may specify, a number of shares of Common Stock equal to the quotient (rounded so as to avoid fractional shares) that results from dividing $500,000 by the higher of (i) the 30-trading day average closing sale price of the Common Stock for the period ending at the close of business on the day prior to each investment and (ii) $1.25.

     On June 30, 2000, the Company issued 720,000 shares of Common Stock to G&A in anticipation of the Investors' payment of $300,000 on each of July 10, 2000, July 31, 2000, and August 15, 2000, and, accordingly, the Company will not issue any additional shares of Common Stock to the Investors upon their actual payment of $300,000 on these dates.

ITEM 7.   EXHIBITS
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     10     Amendment No.1

     99     Pro forma balance sheet







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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CAPSULE COMMUNICATIONS, INC.

                                    /s/ David B. Hurwitz
                                    --------------------
Date:     July 7, 2000              By: David B. Hurwitz
                                    President and Chief Executive Officer

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                                 EXHIBIT INDEX

    EXHIBIT
    NUMBER                            DESCRIPTION OF EXHIBITS
    -------                           -----------------------
       10                             Amendment No.1

       99                             Pro forma balance sheet




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